UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 9, 2010

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On March 9, 2010, Allergan, Inc. and certain of its affiliates (“Allergan”) and Glaxo Group Limited, an affiliate of GlaxoSmithKline plc, (“Glaxo”) entered into amendments (the “Amendments”) to their existing license agreements, dated September 30, 2005, for the development and sale of Allergan’s neuromodulator product, Botox® (onabotulinumtoxin A), in Japan and China (the “License Agreements”).

The License Agreements established a long-term arrangement under which Allergan licensed rights to Glaxo in Japan and China to commercialize and develop new indications for Botox®, to conduct activities directed toward improving and enhancing Botox® and to participate with Glaxo in the management of the development and commercialization of Botox®. Under the Amendments, Allergan reacquired the rights to develop and sell Botox® in Japan and China for all current and future cosmetic indications. Glaxo retains the rights granted under the License Agreements to develop and sell Botox® in Japan and China for all current and future therapeutic indications. The parties will continue to exchange information relating to product development, safety and supply.

The foregoing description of the Amendments is qualified in its entirety by the terms of the Amendments, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Amendment #1 to Botox® — China License Agreement, dated as of March 9, 2010, among Allergan, Inc., Allergan Sales, LLC, Allergan Pharmaceuticals Holdings (Ireland) Ltd., Allergan Botox Limited, and Glaxo Group Limited

10.2*	Amendment #1 to Botox® — Japan License Agreement, dated as of March 9, 2010, among Allergan, Inc., Allergan Sales, LLC, Allergan K.K., Allergan NK, Allergan Pharmaceuticals Ireland, and Glaxo Group Limited

*	Confidential treatment has been requested with respect to the omitted portions of this Exhibit, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date:	March 11, 2010	By:	/s/ Matthew J. Maletta
		Name:	Matthew J. Maletta
		Title:	Vice President,
Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit	Description of Exhibit

10.1*	Amendment #1 to Botox® — China License Agreement, dated as of March 9, 2010, among Allergan, Inc., Allergan Sales, LLC, Allergan Pharmaceuticals Holdings (Ireland) Ltd., Allergan Botox Limited, and Glaxo Group Limited

10.2*	Amendment #1 to Botox® — Japan License Agreement, dated as of March 9, 2010, among Allergan, Inc., Allergan Sales, LLC, Allergan K.K., Allergan NK, Allergan Pharmaceuticals Ireland, and Glaxo Group Limited

*	Confidential treatment has been requested with respect to the omitted portions of this Exhibit, which portions have been filed separately with the Securities and Exchange Commission.